                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 7, 2003 relating to the financial statements, which appears in the Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended December 29, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

         /s/ PricewaterhouseCoopers LLP

         San Jose, California
         December 18, 2003